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                                                                 EXHIBIT (99)(B)

                               REVOCABLE PROXY
                           AMERIFED FINANCIAL CORP.
                       SPECIAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               December 9, 1994
                                  3:00 p.m.


        The undersigned hereby appoints the official proxy committee, consisting of Messrs. Shephard, Wright and Breidert, of the Board of Directors of AmeriFed Financial Corp. ("AmeriFed"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of AmeriFed which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held at the White Eagle Golf Club, 3400 Club Drive, Naperville, Illinois 60564 on December 9th, 1994, at 3:00 p.m., and at any and all adjournments thereof, as indicated.


        THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSALS. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.




                 (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

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    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL 1 AND 2.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


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1.  To approve and adopt the Agreement and Plan of Merger, dated March 23, 1994       FOR        AGAINST      ABSTAIN
    (the "Merger Agreement"), by and between NBD Bancorp, Inc. ("NBD"), NBD           [ ]          [ ]          [ ]
    Illinois, Inc. ("NBD Illinois"), and AmeriFed and the transactions contemplated thereby, including the merger of AmeriFed  with and into NBD
    Illinois, a wholly-owned subsidiary of NBD.




2.  To transact such other business as may properly come before the Special           FOR        AGAINST      ABSTAIN
    Meeting or any adjournments or postponements thereof including, without           [ ]          [ ]          [ ]
    limitation, a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in order to approve the Merger Agreement or otherwise.




                                                                                  The undersigned acknowledges receipt from
                                                                                  AmeriFed prior to the execution of this proxy of
                                                                                  a Notice of Special Meeting and of a Proxy
                                                                                  Statement-Prospectus dated November 4, 1994.

                                                                                  X _____________________________________________

                                                                                  X _____________________________________________
                                                                                           (SIGNATURE OF STOCKHOLDER)

                                                                                  Dated: ________________________________________

                                                                                  Please sign exactly as your name appears on this
                                                                                  card. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  your full title. If shares are held jointly, each
                                                                                  holder may sign but only one signature is
                                                                                  required. PLEASE COMPLETE, DATE, SIGN AND MAIL
                                                                                  THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID
                                                                                  ENVELOPE.

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